UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2024

MIRA PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Florida	001-41765	85-3354547
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Brickell Avenue, Suite 1950 #1183
Miami, Florida 33131
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (786) 432-9792

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MIRA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

MIRA Pharmaceuticals Submits IND for Ketamir-2

On December 19, 2024, MIRA Pharmaceuticals, Inc. (NASDAQ:MIRA) submitted an Investigational New Drug (IND) application to the U.S. Food and Drug Administration (FDA) for Ketamir-2, a novel oral ketamine analog for neuropathic pain. This submission marks a significant milestone in advancing its lead drug candidate and addressing unmet needs in neurological disorders.

MIRA expects to initiate Phase I clinical trials in Q1 2025, followed by Phase IIa trials in late 2025. Preclinical studies demonstrated Ketamir-2’s potential to achieve full pain reversal with no adverse safety findings.

Cautionary Note Regarding Forward-Looking Statements

This press release and the statements of MIRA Pharmaceuticals’ (or the “Company”) management related thereto contain “forward-looking statements,” which are statements other than historical facts made pursuant to the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements may be identified by words such as “aims,” “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “intends,” “may,” “plans,” “possible,” “potential,” “seeks,” “will,” and variations of these words or similar expressions that are intended to identify forward-looking statements. Any statements in this press release that are not historical facts may be deemed forward-looking. These forward-looking statements include, without limitation, statements regarding the anticipated benefits of the study results described herein as well as the timing for the Company’s other preclinical studies and the filing of an IND for Ketamir-2. Any forward-looking statements in this press release are based on the Company’s current expectations, estimates, and projections only as of the date of this release and are subject to a number of risks and uncertainties (many of which are beyond the Company’s control) that could cause actual results to differ materially and adversely from those set forth in or implied by such forward-looking statements. These and other risks concerning the Company’s programs and operations are described in additional detail in the Annual Report on Form 10-K for the year ended December 31, 2023, and other SEC filings, which are on file with the SEC at www.sec.gov and the Company’s website at https://www.mirapharmaceuticals.com/investors/sec-filings. The Company explicitly disclaims any obligation to update any forward-looking statements except to the extent required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIRA PHARMACUTICALS, INC.

Dated: December 19, 2024	By:	/s/ Erez Aminov
	Name:	Erez Aminov
	Title:	Chief Executive Officer